                                                                   Exhibit 10.23


                                AMENDMENT NO. 1
                                     TO THE
                       MEDICIS PHARMACEUTICAL CORPORATION
                             1996 STOCK OPTION PLAN



     WHEREAS, the Board of Directors of Medicis Pharmaceutical Corporation (the "BOARD") adopted a resolution as of August 1, 2005, authorizing the Board to amend the Medicis Pharmaceutical Corporation 1996 Stock Option Plan (the "PLAN").

     NOW, THEREFORE, effective as of August 1, 2005, the definition of Change of Control in Section 2.2 of the Plan is hereby amended and restated in its entirety as follows with respect to all awards granted on or after the date hereof:

          (a) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "EXCHANGE ACT"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of Stock (the "OUTSTANDING COMPANY STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "COMPANY VOTING SECURITIES"), provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Stock and Company Voting Securities, as the case may be, shall not constitute a Change of Control of the Company; or

          (b) individuals who, as of the Effective Date, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (c) consummation of a reorganization, merger or consolidation (a "BUSINESS COMBINATION"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Stock and

Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Stock and Company Voting Securities, as the case may be; or

          (d) (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

          (e) Notwithstanding the foregoing and any other provision contained in the Plan, the transaction contemplated by the Agreement and Plan of Merger, dated as of March 20, 2005, by and among Medicis Pharmaceutical Corporation, Inamed Corporation, and Masterpiece Acquisition Corp., as it may be amended from time to time, shall not constitute a Change of Control for purposes of the Plan.

Except as provided herein, the Plan shall remain in full force and effect.





                                       3